INVESTOR FINANCIAL SUPPLEMENT
March 31, 2019

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 29, 2019
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A+	A2
	Maxum Casualty Insurance Company	A+	NR	NR
	Maxum Indemnity Company	A+	NR	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Maxum Indemnity Company ratings are on stable outlook at A.M. Best

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa1
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill	Preferred stock	bbb	BBB-	Baa3
Senior Vice President	Junior subordinated debentures	bbb	BBB-	Baa2
Investor Relations & Treasurer
Phone (860) 547-8691	- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Income Statements	19

GROUP BENEFITS	Income Statements	20
	Supplemental Data	21

HARTFORD FUNDS	Income Statements	22
	Asset Value Rollforward - Assets Under Management By Asset Class	23

CORPORATE	Income Statements	24

INVESTMENTS	Investment Earnings Before Tax - Consolidated	25
	Investment Earnings Before Tax - Property & Casualty	26
	Investment Earnings Before Tax - Group Benefits	27
	Net Investment Income	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
HIGHLIGHTS
Income from continuing operations, net of tax, available to common stockholders [1]	$625	$190	$427	$434	$428
Net income	$630	$196	$432	$582	$597
Net income available to common stockholders	$625	$190	$432	$582	$597
Core earnings *	$507	$284	$418	$412	$461
Total revenues	$4,940	$4,633	$4,842	$4,789	$4,691
Total assets	$63,324	$62,307	$61,437	$60,775	$216,666
PER SHARE AND SHARES DATA
Basic earnings per common share
Income from continuing operations, net of tax, available to common stockholders [1]	$1.74	$0.53	$1.19	$1.21	$1.20
Net income available to common stockholders	$1.74	$0.53	$1.20	$1.62	$1.67
Core earnings*	$1.41	$0.79	$1.17	$1.15	$1.29
Diluted earnings per common share
Income from continuing operations, net of tax, available to common stockholders [1]	$1.71	$0.52	$1.17	$1.19	$1.18
Net income available to common stockholders	$1.71	$0.52	$1.19	$1.60	$1.64
Core earnings*	$1.39	$0.78	$1.15	$1.13	$1.27
Weighted average common shares outstanding (basic)	360.0	359.1	358.6	358.3	357.5
Dilutive effect of stock compensation	3.3	3.2	3.6	4.0	4.4
Dilutive effect of warrants	1.4	1.7	1.9	1.9	2.0
Weighted average common shares outstanding and dilutive potential common shares (diluted)	364.7	364.0	364.1	364.2	363.9
Common shares outstanding	360.9	359.2	358.7	358.4	358.1
Book value per common share	$38.81	$35.54	$35.49	$35.01	$36.70
Per common share impact of accumulated other comprehensive income [2]	$(2.45)	$(4.40)	$(4.23)	$(3.77)	$(0.67)
Book value per common share (excluding AOCI)*	$41.26	$39.94	$39.72	$38.78	$37.37
Book value per diluted share	$38.36	$35.06	$34.95	$34.44	$36.06
Per diluted share impact of AOCI	$(2.43)	$(4.34)	$(4.17)	$(3.71)	$(0.65)
Book value per diluted share (excluding AOCI)*	$40.79	$39.40	$39.12	$38.15	$36.71
Common shares outstanding and dilutive potential common shares	365.1	364.1	364.2	364.3	364.5
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE")	13.5%	13.7%	(14.0%)	(15.4%)	(19.3%)
Core earnings ROE*	11.5%	11.6%	10.3%	8.4%	7.8%

[1]	Income from continuing operations, net of tax, available to common stockholders includes the impact of preferred stock dividends.

[2]
Accumulated other comprehensive income ("AOCI") represents after tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[3]	For reconciliation of Net income (loss) ROE to Core earnings ROE, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Earned premiums	$3,940	$3,997	$3,987	$3,958	$3,927
Fee income	314	319	344	327	323
Net investment income	470	457	444	428	451
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(4)	(1)	(4)	—	(2)
OTTI losses recognized in other comprehensive income	2	1	3	—	2
Net OTTI losses recognized in earnings	(2)	—	(1)	—	—
Other net realized capital gains (losses)	165	(172)	39	52	(30)
Total net realized capital gains (losses)	163	(172)	38	52	(30)
Other revenues	53	32	29	24	20
Total revenues	4,940	4,633	4,842	4,789	4,691
Benefits, losses and loss adjustment expenses	2,685	2,946	2,786	2,738	2,695
Amortization of deferred acquisition costs ("DAC")	355	350	348	344	342
Insurance operating costs and other expenses	1,048	1,086	1,091	1,067	1,037
Loss on extinguishment of debt	—	—	—	6	—
Interest expense	64	70	69	79	80
Amortization of other intangible assets	13	14	18	18	18
Total benefits, losses and expenses	4,165	4,466	4,312	4,252	4,172
Income from continuing operations, before tax	775	167	530	537	519
Income tax expense (benefit)	145	(29)	103	103	91
Income from continuing operations, net of tax	630	196	427	434	428
Income from discontinued operations, net of tax	—	—	5	148	169
Net income	630	196	432	582	597
Preferred stock dividends	5	6	—	—	—
Net income available to common stockholders	625	190	432	582	597
Less: Net realized capital gains (losses), excluded from core earnings, before tax	160	(175)	37	50	(30)
Less: Loss on extinguishment of debt, before tax	—	—	—	(6)	—
Less: Integration and transaction costs associated with acquired business, before tax	(10)	(12)	(12)	(11)	(12)
Less: Income tax benefit (expense) [1]	(32)	93	(16)	(11)	9
Less: Income from discontinued operations, net of tax	—	—	5	148	169
Core earnings	$507	$284	$418	$412	$461

[1]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net income (loss):
Commercial Lines	$363	$253	$289	$372	$298
Personal Lines	96	(178)	51	6	89
P&C Other Operations	23	(16)	9	5	17
Property & Casualty ("P&C")	482	59	349	383	404
Group Benefits	118	113	77	96	54
Hartford Funds	30	36	41	37	34
Sub-total	630	208	467	516	492
Corporate [1]	—	(12)	(35)	66	105
Net income	630	196	432	582	597
Preferred stock dividends	5	6	—	—	—
Net income available to common stockholders	$625	$190	$432	$582	$597

Core earnings (losses):
Commercial Lines	$274	$337	$265	$341	$302
Personal Lines	82	(166)	47	2	89
P&C Other Operations	16	(15)	8	3	17
P&C	372	156	320	346	408
Group Benefits	122	136	102	104	85
Hartford Funds	28	38	41	38	34
Sub-total	522	330	463	488	527
Corporate	(15)	(46)	(45)	(76)	(66)
Core earnings	$507	$284	$418	$412	$461

[1]	Includes income (loss) from discontinued operations from the life and annuity business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE		CONSOLIDATED
	Mar 31 2019	Dec 31 2018	Mar 31 2019	Dec 31 2018	Mar 31 2019	Dec 31 2018	Mar 31 2019	Dec 31 2018	Mar 31 2019	Dec 31 2018
Investments
Fixed maturities, available-for-sale, at fair value	$25,981	$24,763	$10,075	$9,876	$28	$28	$735	$985	$36,819	$35,652
Fixed maturities, at fair value using the fair value option	14	16	6	6	—	—	—	—	20	22
Equity securities, at fair value	966	920	66	64	53	51	190	179	1,275	1,214
Mortgage loans	2,567	2,603	1,071	1,101	—	—	(1)	—	3,637	3,704
Limited partnerships and other alternative investments	1,439	1,458	280	265	—	—	—	—	1,719	1,723
Other investments	84	78	8	10	7	—	123	104	222	192
Short-term investments	1,229	1,081	377	398	203	197	2,394	2,607	4,203	4,283
Total investments [1]	32,280	30,919	11,883	11,720	291	276	3,441	3,875	47,895	46,790
Cash	80	91	18	18	5	7	1	5	104	121
Premiums receivable and agents’ balances	3,674	3,565	485	430	—	—	1	—	4,160	3,995
Reinsurance recoverables [2]	3,761	3,774	248	251	—	—	332	332	4,341	4,357
DAC	628	612	54	52	6	6	—	—	688	670
Deferred income taxes	2	180	(99)	(26)	7	7	1,011	1,087	921	1,248
Goodwill	157	157	723	723	180	180	230	230	1,290	1,290
Property and equipment, net	956	826	97	101	15	—	77	79	1,145	1,006
Other intangible assets	84	87	549	559	11	11	—	—	644	657
Other assets	949	1,013	224	286	86	96	877	778	2,136	2,173
Total assets	$42,571	$41,224	$14,182	$14,114	$601	$583	$5,970	$6,386	$63,324	$62,307
Unpaid losses and loss adjustment expenses	$24,611	$24,584	$8,362	$8,445	$—	$—	$—	$—	$32,973	$33,029
Reserves for future policy benefits [2]	—	—	423	427	—	—	225	215	648	642
Other policyholder funds and benefits payable [2]	—	—	434	455	—	—	308	312	742	767
Unearned premiums	5,439	5,239	43	43	—	—	—	—	5,482	5,282
Debt	—	—	—	—	—	—	4,266	4,678	4,266	4,678
Other liabilities	2,073	1,930	407	516	220	203	2,173	2,159	4,873	4,808
Total liabilities	32,123	31,753	9,669	9,886	220	203	6,972	7,364	48,984	49,206
Common stockholders' equity, excluding AOCI	9,910	9,389	4,348	4,303	381	380	252	274	14,891	14,346
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, after tax	538	82	165	(75)	—	—	(1,588)	(1,586)	(885)	(1,579)
Total stockholders' equity	10,448	9,471	4,513	4,228	381	380	(1,002)	(978)	14,340	13,101
Total liabilities and equity	$42,571	$41,224	$14,182	$14,114	$601	$583	$5,970	$6,386	$63,324	$62,307

[1]
Includes investments classified as part of Corporate that are not fixed maturities or short-term investments held by the holding company of The Hartford Financial Services Group, Inc. ("HFSG Holding Company") which are principally assets held by Hartford Life and Accident Insurance Company (HLA) that support reserves for run-off structured settlement and terminal funding agreement liabilities. Fixed maturities, cash, and short-term investments held by the HFSG Holding Company were $2.9 billion and $3.4 billion as of March 31, 2019 and December 31, 2018, respectively.

[2]	Corporate includes reserves and reinsurance recoverables for run-off structured settlement and terminal funding agreement liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
DEBT
Short-term debt	$499	$413	$413	$413	$413
Senior notes	2,678	3,176	3,174	3,173	3,172
Junior subordinated debentures	1,089	1,089	1,089	1,089	1,583
Total debt	$4,266	$4,678	$4,676	$4,675	$5,168
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$14,891	$14,346	$14,248	$13,899	$13,382
Preferred stock	334	334	—	—	—
AOCI	(885)	(1,579)	(1,519)	(1,353)	(239)
Total stockholders’ equity	$14,340	$13,101	$12,729	$12,546	$13,143
CAPITALIZATION
Total capitalization, including AOCI, after tax	$18,606	$17,779	$17,405	$17,221	$18,311
Total capitalization, excluding AOCI, after tax	$19,491	$19,358	$18,924	$18,574	$18,550
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	22.9%	26.3%	26.9%	27.1%	28.2%
Total debt to capitalization, excluding AOCI	21.9%	24.2%	24.7%	25.2%	27.9%
Total debt and preferred stock to capitalization, including AOCI	24.7%	28.2%	26.9%	27.1%	28.2%
Total debt and preferred stock to capitalization, excluding AOCI	23.6%	25.9%	24.7%	25.2%	27.9%
Total rating agency adjusted debt to capitalization [1] [2]	25.7%	29.2%	29.4%	29.7%	29.9%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	11.9:1	6.4:1	7.6:1	7.4:1	7.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability and the Company's rental expense on operating leases for a total adjustment of $0.8 billion and $1.0 billion for the three months ended March 31, 2019 and 2018, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
MARCH 31, 2019

	P&C	GROUP BENEFITS
U.S. statutory net income [1]	$437	$145
U.S. statutory capital [2]	$8,009	$2,494
U.S. GAAP adjustments:
DAC	628	54
Non-admitted deferred tax assets [3]	149	172
Deferred taxes [4]	(728)	(424)
Goodwill	116	723
Other intangible assets	84	549
Non-admitted assets other than deferred taxes	647	141
Asset valuation and interest maintenance reserve	—	222
Benefit reserves	(52)	12
Unrealized gains on investments	685	247
Other, net	910	323
U.S. GAAP stockholders’ equity	$10,448	$4,513

[1]	Statutory net income is for the three months ended March 31, 2019.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Fixed maturities net unrealized gain	$703	$24	$40	$211	$1,349
OTTI losses recognized in AOCI	(3)	(4)	(4)	(3)	(5)
Net gains (losses) on cash flow hedging instruments	—	(5)	(17)	(12)	(24)
Total net unrealized gain	$700	$15	$19	$196	$1,320
Foreign currency translation adjustments	31	30	34	33	32
Pension and other postretirement plan adjustments	(1,616)	(1,624)	(1,572)	(1,582)	(1,591)
Total AOCI	$(885)	$(1,579)	$(1,519)	$(1,353)	$(239)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Written premiums	$2,720	$2,554	$2,605	$2,591	$2,658
Change in unearned premium reserve	144	(87)	(29)	(10)	88
Earned premiums	2,576	2,641	2,634	2,601	2,570
Fee income	18	18	19	18	19
Losses and loss adjustment expenses
Current accident year before catastrophes	1,537	1,595	1,620	1,534	1,537
Current accident year catastrophes	104	361	169	188	103
Prior accident year development	(11)	(28)	(60)	(47)	(32)
Total losses and loss adjustment expenses	1,630	1,928	1,729	1,675	1,608
Amortization of DAC	339	334	332	329	328
Underwriting expenses	495	516	511	495	470
Amortization of other intangible assets	3	2	3	2	1
Dividends to policyholders	6	5	8	6	4
Underwriting gain (loss)*	121	(126)	70	112	178
Net investment income	323	308	311	301	322
Net realized capital gains (losses)	143	(132)	37	50	(9)
Net servicing and other income (expense)	2	(1)	7	3	5
Income before income taxes	589	49	425	466	496
Income tax expense (benefit)	107	(10)	76	83	92
Net income	482	59	349	383	404
Less: Net realized capital gains (losses), excluded from core earnings, before tax	140	(134)	36	49	(8)
Less: Integration and transaction costs, before tax	(1)	—	—	—	—
Less: Income tax benefit (expense) [1]	(29)	37	(7)	(12)	4
Core earnings	$372	$156	$320	$346	$408
ROE
Net income available to common stockholders [2]	15.2%	15.1%	15.5%	12.7%	11.9%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	1.2%	(0.8%)	1.7%	1.4%	1.4%
Less: Income tax benefit (expense) [1]	(0.1%)	0.3%	(1.2%)	(1.2%)	(1.2%)
Less: Impact of AOCI, excluded from core earnings ROE	(0.7%)	(0.7%)	(0.5%)	(0.5%)	(0.6%)
Core earnings [2]	14.8%	16.3%	15.5%	13.0%	12.3%
[1] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.
[2] Net income (loss) ROE and Core earnings ROE assume a portion of debt and interest expense accounted for within Corporate and a portion of preferred stock and preferred stock dividends also accounted for within Corporate are allocated to Property & Casualty. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
UNDERWRITING GAIN (LOSS)	121	(126)	70	112	178
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.7	60.4	61.5	59.0	59.8
Current accident year catastrophes	4.0	13.7	6.4	7.2	4.0
Prior accident year development [1]	(0.4)	(1.1)	(2.3)	(1.8)	(1.2)
Total losses and loss adjustment expenses	63.3	73.0	65.6	64.4	62.6
Expenses	31.8	31.6	31.4	31.1	30.4
Policyholder dividends	0.2	0.2	0.3	0.2	0.2
Combined ratio	95.3	104.8	97.3	95.7	93.1
Current accident year catastrophes and prior accident year development	3.6	12.6	4.1	5.4	2.8
Underlying combined ratio *	91.7	92.2	93.2	90.3	90.3

[1]	The following table summarizes unfavorable (favorable) prior accident year development.

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Auto liability - Commercial Lines	$—	$—	$(5)	$(5)	$(5)
Auto liability - Personal Lines	(5)	(8)	(10)	—	—
Homeowners	1	(5)	(7)	(1)	(12)
Professional and general liability	6	20	(16)	26	10
Package business	5	(10)	(9)	(15)	8
Bond	—	2	—	—	—
Commercial property	(2)	(2)	2	1	(13)
Workers’ compensation	(20)	(67)	(24)	(48)	(25)
Workers' compensation discount accretion	8	10	10	10	10
Catastrophes	(8)	(2)	(13)	(31)	(3)
Uncollectible reinsurance	—	—	11	11	—
Other reserve re-estimates	4	34	1	5	(2)
Total prior accident year development	$(11)	$(28)	$(60)	$(47)	$(32)

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Written premiums	$1,949	$1,800	$1,751	$1,734	$1,851
Change in unearned premium reserve	172	(6)	(34)	(11)	140
Earned premiums	1,777	1,806	1,785	1,745	1,711
Fee income	9	8	9	8	9
Losses and loss adjustment expenses
Current accident year before catastrophes	1,037	1,034	1,055	977	971
Current accident year catastrophes	70	37	95	74	69
Prior accident year development [1]	(10)	(55)	(53)	(73)	(19)
Total losses and loss adjustment expenses	1,097	1,016	1,097	978	1,021
Amortization of DAC	274	268	264	259	257
Underwriting expenses	337	356	353	336	324
Amortization of other intangible assets	2	1	2	1	—
Dividends to policyholders	6	5	8	6	4
Underwriting gain	70	168	70	173	114
Net servicing income (loss)	(1)	2	(1)	1	—
Net investment income	259	247	250	242	258
Net realized capital gains (losses)	115	(106)	29	42	(8)
Other income (expense)	(1)	(3)	2	(3)	2
Income before income taxes	442	308	350	455	366
Income tax expense	79	55	61	83	68
Net income	363	253	289	372	298
Less: Net realized capital gains (losses), excluded from core earnings, before tax	113	(108)	28	40	(6)
Less: Integration and transaction costs, before tax	(1)	—	—	—	—
Less: Income tax benefit (expense) [2]	(23)	24	(4)	(9)	2
Core earnings	$274	$337	$265	$341	$302

[1]	For further information, see Commercial Lines Income Statements (continued), page 11.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Auto liability	$—	$—	$(5)	$(5)	$(5)
Professional liability	—	—	(20)	6	2
Package business	5	(10)	(9)	(15)	8
General liability	6	20	4	20	8
Bond	—	2	—	—	—
Commercial property	(2)	(2)	2	1	(13)
Workers’ compensation	(20)	(67)	(24)	(48)	(25)
Workers' compensation discount accretion	8	10	10	10	10
Catastrophes	(12)	(4)	(11)	(44)	(8)
Uncollectible reinsurance	—	—	—	—	—
Other reserve re-estimates	5	(4)	—	2	4
Total prior accident year development	$(10)	$(55)	$(53)	$(73)	$(19)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
UNDERWRITING GAIN	$70	$168	$70	$173	$114
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	58.4	57.3	59.1	56.0	56.8
Current accident year catastrophes	3.9	2.0	5.3	4.2	4.0
Prior accident year development	(0.6)	(3.0)	(3.0)	(4.2)	(1.1)
Total losses and loss adjustment expenses	61.7	56.3	61.5	56.0	59.7
Expenses	34.0	34.2	34.2	33.7	33.4
Policyholder dividends	0.3	0.3	0.4	0.3	0.2
Combined ratio	96.1	90.7	96.1	90.1	93.3
Current accident year catastrophes and prior accident year development	3.3	(1.0)	2.3	—	2.9
Underlying combined ratio	92.7	91.7	93.7	90.0	90.4

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	91.6	84.8	87.6	86.6	89.0
Current accident year catastrophes	3.5	3.2	2.7	5.5	3.4
Prior accident year development	(1.0)	(4.7)	(3.9)	(4.4)	(1.8)
Underlying combined ratio	89.1	86.2	88.7	85.6	87.5
MIDDLE MARKET
Combined ratio	102.8	100.6	111.8	94.6	98.1
Current accident year catastrophes	5.8	0.8	11.5	3.7	6.6
Prior accident year development	0.3	2.1	0.1	(3.2)	(0.8)
Underlying combined ratio	96.7	97.7	100.2	94.1	92.2
SPECIALTY COMMERCIAL
Combined ratio	95.3	87.3	88.0	99.6	98.2
Current accident year catastrophes	0.3	0.8	—	0.1	—
Prior accident year development	(1.1)	(11.4)	(8.0)	1.0	0.7
Underlying combined ratio	96.2	98.0	96.0	98.5	97.5

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
WRITTEN PREMIUMS
Small Commercial	$1,032	$908	$916	$928	$996
Middle Market	657	670	622	586	616
Specialty Commercial	249	209	201	210	227
National Accounts	94	82	77	72	97
Financial Products	70	66	66	62	63
Bond	59	54	54	60	48
Other Specialty	26	7	4	16	19
Other	11	13	12	10	12
Total	$1,949	$1,800	$1,751	$1,734	$1,851
EARNED PREMIUMS
Small Commercial	$930	$949	$940	$927	$914
Middle Market	625	628	614	598	581
Specialty Commercial	211	219	219	209	204
National Accounts	83	88	94	82	84
Financial Products	64	64	62	60	59
Bond	53	55	53	54	50
Other Specialty	11	12	10	13	11
Other	11	10	12	11	12
Total	$1,777	$1,806	$1,785	$1,745	$1,711

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$185	$165	$152	$154	$166
Middle Market	$143	$139	$135	$138	$141
Renewal Price Increases [1] [2]
Standard Commercial Lines - Written	1.7%	1.7%	1.8%	3.1%	2.8%
Standard Commercial Lines - Earned	2.4%	2.6%	3.0%	3.3%	3.3%
Policy Count Retention [3]
Small Commercial	84%	83%	83%	82%	82%
Middle Market	81%	79%	78%	77%	78%
Policies in Force (in thousands) [3]
Small Commercial	1,285	1,276	1,269	1,265	1,263
Middle Market	64	64	64	65	66

[1]	Standard commercial lines consists of small commercial and middle market.
[2] Excludes Maxum, higher hazard general liability in middle market and livestock lines of business.
[3] Excludes higher hazard general liability in middle market and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Written premiums	$771	$758	$854	$857	$807
Change in unearned premium reserve	(28)	(77)	5	1	(52)
Earned premiums	799	835	849	856	859
Fee income	9	10	10	10	10
Losses and loss adjustment expenses
Current accident year before catastrophes	500	561	565	557	566
Current accident year catastrophes	34	324	74	114	34
Prior accident year development [1]	(1)	(11)	(18)	10	(13)
Total losses and loss adjustment expenses	533	874	621	681	587
Amortization of DAC	65	66	68	70	71
Underwriting expenses	155	157	155	156	143
Amortization of other intangible assets	1	1	1	1	1
Underwriting gain (loss)	54	(253)	14	(42)	67
Net servicing income	3	3	5	4	4
Net investment income	42	39	39	37	40
Net realized capital gains (losses)	19	(17)	5	5	—
Other income (expense)	1	(2)	1	1	(1)
Income (loss) before income taxes	119	(230)	64	5	110
Income tax expense (benefit)	23	(52)	13	(1)	21
Net income (loss)	96	(178)	51	6	89
Less: Net realized capital gains (losses), excluded from core earnings, before tax	18	(17)	5	6	(1)
Less: Income tax benefit (expense) [2]	(4)	5	(1)	(2)	1
Core earnings (losses)	$82	$(166)	$47	$2	$89

[1]	For further information, see Personal Lines Income Statements (continued), page 15.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Auto liability	$(5)	$(8)	$(10)	$—	$—
Homeowners	1	(5)	(7)	(1)	(12)
Catastrophes	4	2	(2)	13	5
Other reserve re-estimates, net	(1)	—	1	(2)	(6)
Total prior accident year development	$(1)	$(11)	$(18)	$10	$(13)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
UNDERWRITING GAIN (LOSS)	$54	$(253)	$14	$(42)	$67
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	62.6	67.2	66.5	65.1	65.9
Current accident year catastrophes	4.3	38.8	8.7	13.3	4.0
Prior accident year development	(0.1)	(1.3)	(2.1)	1.2	(1.5)
Total losses and loss adjustment expenses	66.7	104.7	73.1	79.6	68.3
Expenses	26.5	25.6	25.2	25.4	23.9
Combined ratio	93.2	130.3	98.4	104.9	92.2
Current accident year catastrophes and prior accident year development	4.2	37.5	6.6	14.5	2.5
Underlying combined ratio	89.1	92.8	91.8	90.4	89.8
PRODUCT
Automobile
Combined ratio	93.1	102.9	98.9	99.7	93.1
Current accident year catastrophes	0.6	0.9	2.0	3.4	0.5
Prior accident year development	(1.1)	(1.5)	(1.7)	(0.2)	(1.6)
Underlying combined ratio	93.6	103.6	98.5	96.5	94.2
Homeowners
Combined ratio	93.1	194.3	96.9	117.8	89.8
Current accident year catastrophes	12.7	126.5	23.6	36.4	12.0
Prior accident year development	2.1	(0.9)	(3.0)	5.0	(1.1)
Underlying combined ratio	78.4	68.7	76.3	76.4	78.9

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$643	$615	$706	$704	$654
AARP Agency	62	63	64	67	67
Other Agency	58	71	73	77	77
Other	8	9	11	9	9
Total	$771	$758	$854	$857	$807
EARNED PREMIUMS
AARP Direct	$657	$681	$687	$684	$681
AARP Agency	65	68	71	74	77
Other Agency	68	75	83	86	92
Other	9	11	8	12	9
Total	$799	$835	$849	$856	$859
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$555	$523	$583	$586	$581
Homeowners	216	235	271	271	226
Total	$771	$758	$854	$857	$807
EARNED PREMIUMS
Automobile	$555	$582	$591	$596	$600
Homeowners	244	253	258	260	259
Total	$799	$835	$849	$856	$859

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$56	$43	$47	$42	$37
Homeowners	$16	$14	$12	$11	$9
Renewal Written Price Increases
Automobile	5.6%	5.1%	6.0%	8.1%	9.5%
Homeowners	8.0%	9.1%	9.9%	10.4%	9.4%
Renewal Earned Price Increases
Automobile	6.5%	7.8%	9.2%	10.4%	10.7%
Homeowners	9.6%	9.7%	9.6%	9.2%	8.9%
Policy Count Retention
Automobile	85%	83%	83%	82%	80%
Homeowners	84%	84%	83%	84%	82%
Premium Retention
Automobile	87%	84%	85%	86%	85%
Homeowners	89%	90%	90%	91%	89%
Policies in Force (in thousands)
Automobile	1,485	1,510	1,547	1,589	1,641
Homeowners	913	927	948	978	1,008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Losses and loss adjustment expenses
Prior accident year development	$—	$38	$11	$16	$—
Total losses and loss adjustment expenses	—	38	11	16	—
Underwriting expenses	3	3	3	3	3
Underwriting loss	(3)	(41)	(14)	(19)	(3)
Net investment income	22	22	22	22	24
Net realized capital gains (losses)	9	(9)	3	3	(1)
Other expense	—	(1)	—	—	—
Income (loss) before income taxes	28	(29)	11	6	20
Income tax expense (benefit)	5	(13)	2	1	3
Net income (loss)	23	(16)	9	5	17
Less: Net realized capital gains (losses), excluded from core earnings, before tax	9	(9)	3	3	(1)
Less: Income tax benefit (expense) [1]	(2)	8	(2)	(1)	1
Core earnings (losses)	$16	$(15)	$8	$3	$17
[1] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Earned premiums	$1,364	$1,356	$1,353	$1,357	$1,357
Fee income	45	44	43	44	44
Net investment income	121	121	117	115	121
Net realized capital gains (losses)	5	(21)	(3)	2	(25)
Total revenues	1,535	1,500	1,510	1,518	1,497
Benefits, losses and loss adjustment expenses	1,053	1,016	1,054	1,059	1,085
Amortization of DAC	13	12	12	11	10
Insurance operating costs and other expenses	315	325	319	317	321
Amortization of other intangible assets	10	12	15	16	17
Total benefits, losses and expenses	1,391	1,365	1,400	1,403	1,433
Income before income taxes	144	135	110	115	64
Income tax expense	26	22	33	19	10
Net income	118	113	77	96	54
Less: Net realized capital gains (losses), excluded from core earnings, before tax	5	(22)	(3)	—	(26)
Less: Integration and transaction costs associated with acquired business, before tax	(9)	(12)	(12)	(11)	(12)
Less: Income tax benefit (expense) [1]	—	11	(10)	3	7
Core earnings	$122	$136	$102	$104	$85
Margin
Net income margin	7.7%	7.5%	5.1%	6.3%	3.6%
Core earnings margin*	8.0%	8.9%	6.7%	6.9%	5.6%
ROE
Net income available to common stockholders [2]	11.1%	9.3%	12.0%	11.9%	10.9%
Less: Net realized capital losses, excluded from core earnings, before tax	(0.6%)	(1.7%)	(1.0%)	(0.6%)	(0.1%)
Less: Integration costs	(1.4%)	(1.5%)	(2.1%)	(1.6%)	(1.2%)
Less: Income tax benefit [1]	0.1%	0.4%	2.2%	2.6%	2.3%
Less: Impact of AOCI, excluded from core earnings ROE	(0.3%)	(0.2%)	(0.2%)	(0.4%)	(0.4%)
Core earnings [2]	13.3%	12.3%	13.1%	11.9%	10.3%
[1] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.
[2] Net income ROE and core earnings ROE assume a portion of debt and interest expense accounted for within Corporate and a portion of preferred stock and preferred stock dividends also accounted for within Corporate are allocated to Group Benefits. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
PREMIUMS
Fully insured ongoing premiums
Group disability	$659	$651	$641	$642	$633
Group life	641	643	652	651	664
Other	62	62	60	59	60
Total fully insured ongoing premiums	1,362	1,356	1,353	1,352	1,357
Total buyouts [1]	2	—	—	5	—
Total premiums	$1,364	$1,356	$1,353	$1,357	$1,357
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$219	$37	$48	$47	$260
Group life	143	21	47	34	160
Other	45	3	9	4	34
Total fully insured ongoing sales	407	61	104	85	454
Total buyouts [1]	2	—	—	5	—
Total sales	$409	$61	$104	$90	$454
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	69.6%	67.5%	75.9%	74.3%	74.9%
Group life loss ratio	81.3%	78.8%	76.6%	77.4%	80.9%
Total loss ratio	74.7%	72.6%	75.5%	75.5%	77.4%
Expense ratio [2]	23.4%	24.1%	23.9%	23.9%	24.0%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Investment management fees	$171	$174	$188	$182	$181
Stockholder servicing fees	21	21	23	22	21
Other revenue	48	53	57	58	57
Net realized capital gains (losses)	2	(3)	—	(1)	—
Total revenues	242	245	268	261	259
Sub-advisory expense	62	64	69	66	66
Employee compensation and benefits	32	29	28	27	29
Distribution and service	81	82	91	91	91
General, administrative and other	30	25	28	31	30
Total expenses	205	200	216	215	216
Income before income taxes	37	45	52	46	43
Income tax expense	7	9	11	9	9
Net income	$30	$36	$41	$37	$34
Less: Net realized capital gains (losses), excluded from core earnings, before tax	2	(3)	—	(1)	—
Less: Income tax benefit	—	1	—	—	—
Core earnings	$28	$38	$41	$38	$34
Daily average Hartford Funds AUM	$112,210	$112,097	$119,897	$117,070	$117,301
Return on assets (bps, after tax) [1]
Net income	10.9	12.6	13.6	12.6	11.9
Core earnings*	10.3	13.4	13.6	12.8	11.9
ROE
Net income available to common stockholders [2]	51.3%	54.2%	51.8%	47.9%	44.3%
Less: Net realized capital losses excluded from core earnings, before tax	(0.7%)	(1.5%)	(0.4%)	(0.4%)	—%
Less: Income tax benefit (expense)	0.4%	0.4%	(1.5%)	(1.5%)	(1.6%)
Less: Impact of AOCI, excluded from core earnings ROE	0.4%	0.5%	0.4%	0.3%	0.2%
Core earnings [2]	51.2%	54.8%	53.3%	49.5%	45.7%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points ("bps") which represents one hundredth of one percent.

[2]
Net income ROE and core earnings ROE assume a portion of debt and interest expense accounted for within Corporate and a portion of preferred stock and preferred stock dividends also accounted for within Corporate are allocated to Hartford Funds. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Equity Funds
Beginning balance	$56,986	$69,463	$66,285	$64,702	$63,740
Sales	4,358	3,749	3,672	3,452	4,175
Redemptions	(3,893)	(5,376)	(3,449)	(3,116)	(3,749)
Net flows	465	(1,627)	223	336	426
Change in market value and other	8,707	(10,850)	2,955	1,247	536
Ending balance	$66,158	$56,986	$69,463	$66,285	$64,702
Fixed Income Funds
Beginning balance	$14,467	$14,831	$14,556	$14,378	$14,401
Sales	1,314	1,222	946	1,119	1,002
Redemptions	(1,138)	(1,541)	(772)	(960)	(1,030)
Net flows	176	(319)	174	159	(28)
Change in market value and other	427	(45)	101	19	5
Ending balance	$15,070	$14,467	$14,831	$14,556	$14,378
Multi-Strategy Investments Funds [1]
Beginning balance	$18,233	$20,062	$19,894	$20,137	$20,469
Sales	640	622	558	681	1,000
Redemptions	(869)	(1,079)	(971)	(931)	(914)
Net flows	(229)	(457)	(413)	(250)	86
Change in market value and other	1,536	(1,372)	581	7	(418)
Ending balance	$19,540	$18,233	$20,062	$19,894	$20,137
Exchange-traded Products ("ETP") AUM
Beginning balance	$1,871	$1,177	$930	$666	$480
Net flows	462	721	261	228	194
Change in market value and other	124	(27)	(14)	36	(8)
Ending balance	$2,457	$1,871	$1,177	$930	$666
Mutual Fund and ETP AUM
Beginning balance	$91,557	$105,533	$101,665	$99,883	$99,090
Sales - mutual fund	6,312	5,593	5,176	5,252	6,177
Redemptions - mutual fund	(5,900)	(7,996)	(5,192)	(5,007)	(5,693)
Net flows - ETP	462	721	261	228	194
Net flows - mutual fund and ETP	874	(1,682)	245	473	678
Change in market value and other	10,794	(12,294)	3,623	1,309	115
Ending balance	103,225	91,557	105,533	101,665	99,883
Talcott Resolution life and annuity separate account AUM [2]	14,364	13,283	15,543	15,376	15,614
Hartford Funds AUM	$117,589	$104,840	$121,076	$117,041	$115,497

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment. For further information see page 32.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Fee income [1]	$13	$11	$15	$4	$2
Other revenue [2]	34	13	6	2	—
Net investment income	24	26	15	11	7
Net realized capital gains (losses)	13	(16)	4	1	4
Total revenues	84	34	40	18	13
Benefits, losses and loss adjustment expenses [3]	2	2	3	4	2
Insurance operating costs and other expenses	13	24	25	19	15
Loss on extinguishment of debt	—	—	—	6	—
Interest expense	64	70	69	79	80
Total expenses	79	96	97	108	97
Income (loss) from continuing operations before income taxes	5	(62)	(57)	(90)	(84)
Income tax expense (benefit)	5	(50)	(17)	(8)	(20)
Loss from continuing operations, net of tax	—	(12)	(40)	(82)	(64)
Income from discontinued operations, net of tax [4]	—	—	5	148	169
Net income (loss)	—	(12)	(35)	66	105
Preferred stock dividends	5	6	—	—	—
Net income (loss) available to common stockholders	(5)	(18)	(35)	66	105
Less: Net realized capital gains (losses), excluded from core earnings, before tax	13	(16)	4	2	4
Less: Loss on extinguishment of debt, before tax	—	—	—	(6)	—
Less: Income tax benefit (expense) [5]	(3)	44	1	(2)	(2)
Less: Income from discontinued operations, net of tax [4]	—	—	5	148	169
Core losses	$(15)	$(46)	$(45)	$(76)	$(66)

[1]	Beginning in June 2018, includes fee income from managing invested assets of the life and annuity business sold in May 2018.

[2]
For the three months ended March 31, 2019 and December 31, 2018, includes $28 and $6, respectively, of before tax income from the Company's retained 9.7% equity interest in the limited partnership that owns the runoff life and annuity business sold in May 2018.

[3]	Relates to run-off structured settlement and terminal funding agreement liabilities.

[4]	The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively, related to the life and annuity business sold in May 2018.

[5]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net Investment Income
Fixed maturities [1]
Taxable	$284	$282	$269	$252	$238
Tax-exempt	97	100	101	106	111
Total fixed maturities	381	382	370	358	349
Equity securities	7	14	6	6	6
Mortgage loans	40	39	35	34	33
Limited partnerships and other alternative investments [2]	56	48	45	39	73
Other [3]	9	(7)	10	9	8
Subtotal	493	476	466	446	469
Investment expense	(23)	(19)	(22)	(18)	(18)
Total net investment income	$470	$457	$444	$428	$451
Annualized investment yield, before tax [4]	4.1%	4.0%	4.0%	3.9%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	13.4%	11.6%	10.6%	9.5%	18.6%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.7%	3.7%	3.7%	3.7%	3.7%
Annualized investment yield, after tax [4]	3.4%	3.3%	3.3%	3.3%	3.5%
Annualized investment yield, after tax, excluding limited partnership and other alternative investments [4] *	3.1%	3.1%	3.1%	3.1%	3.0%
Average reinvestment rate [5]	4.1%	4.3%	4.0%	4.0%	3.8%
Average sales/maturities yield [6]	4.1%	4.0%	3.8%	3.7%	3.3%
Portfolio duration (in years) [7]	4.8	4.7	4.9	4.9	5.1

[1]	Includes income on short-term bonds.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Includes income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net Investment Income
Fixed maturities [1]
Taxable	$182	$184	$178	$168	$163
Tax-exempt	73	76	77	79	82
Total fixed maturities	255	260	255	247	245
Equity securities	5	5	5	5	4
Mortgage loans	27	28	24	23	24
Limited partnerships and other alternative investments [2]	46	37	35	33	58
Other [3]	7	(8)	8	6	4
Subtotal	340	322	327	314	335
Investment expense	(17)	(14)	(16)	(13)	(13)
Total net investment income	$323	$308	$311	$301	$322
Annualized investment yield, before tax [4]	4.2%	4.0%	4.1%	4.0%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	13.0%	10.7%	9.8%	9.3%	17.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.8%	3.7%	3.8%	3.8%	3.7%
Annualized investment yield, after tax [4]	3.6%	3.3%	3.4%	3.4%	3.5%
Annualized investment yield, after tax, excluding limited partnership and other alternative investments [4] *	3.2%	3.0%	3.2%	3.2%	3.1%
Average reinvestment rate [5]	4.1%	4.4%	3.9%	4.0%	3.7%
Average sales/maturities yield [6]	4.1%	4.1%	3.8%	3.9%	3.7%
Portfolio duration (in years) [7]	4.9	4.9	4.9	4.9	4.9
Footnotes [1] through [7] are explained on page 25.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net Investment Income
Fixed maturities [1]
Taxable	$81	$80	$77	$75	$70
Tax-exempt	22	22	23	25	27
Total fixed maturities	103	102	100	100	97
Equity securities	—	1	—	—	1
Mortgage loans	13	11	11	11	9
Limited partnerships and other alternative investments [2]	10	11	10	6	15
Other [3]	1	1	2	3	4
Subtotal	127	126	123	120	126
Investment expense	(6)	(5)	(6)	(5)	(5)
Total net investment income	$121	$121	$117	$115	$121
Annualized investment yield, before tax [4]	4.2%	4.2%	4.1%	4.1%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	15.6%	17.2%	15.4%	10.6%	28.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.9%	3.9%	3.9%	3.9%	3.8%
Annualized investment yield, after tax [4]	3.4%	3.4%	3.4%	3.4%	3.5%
Annualized investment yield, after tax, excluding limited partnership and other alternative investments [4] *	3.2%	3.2%	3.2%	3.3%	3.2%
Average reinvestment rate [5]	4.0%	4.3%	4.1%	4.2%	3.9%
Average sales/maturities yield [6]	4.0%	3.9%	3.6%	3.8%	3.0%
Portfolio duration (in years) [7]	5.8	5.7	6.1	6.0	6.1
Footnotes [1] through [7] are explained on page 25.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED
Net Investment Income by Segment	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net Investment Income
Commercial Lines	$259	$247	$250	$242	$258
Personal Lines	42	39	39	37	40
P&C Other Operations	22	22	22	22	24
Total Property & Casualty	$323	$308	$311	$301	$322
Group Benefits	121	121	117	115	121
Hartford Funds	2	2	1	1	1
Corporate	24	26	15	11	7
Total net investment income by segment	$470	$457	$444	$428	$451

	THREE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Total Property & Casualty	$46	$37	$35	$33	$58
Group Benefits	10	11	10	6	15
Total net investment income from limited partnerships and other alternative investments [1]	$56	$48	$45	$39	$73

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net Realized Capital Gains (Losses)
Gross gains on sales	$44	$23	$26	$46	$19
Gross losses on sales	(21)	(43)	(41)	(31)	(57)
Equity securities [1]	132	(136)	46	26	16
Net impairment losses	(2)	—	(1)	—	—
Transactional foreign currency revaluation	—	—	—	—	1
Non-qualifying foreign currency derivatives	1	1	1	4	(3)
Other net gains (losses) [2] [3]	9	(17)	7	7	(6)
Total net realized capital gains (losses)	163	(172)	38	52	(30)
Less: Net realized capital gains, included in core earnings, before tax	3	3	1	2	—
Total net realized capital gains (losses) excluded from core earnings, before tax	160	(175)	37	50	(30)
Less: Impacts of tax	34	(38)	8	10	(5)
Total net realized capital gains (losses) excluded from core earnings	$126	$(137)	$29	$40	$(25)

[1]	Includes all changes in fair value and trading gains and losses for equity securities.

[2]	Includes changes in value of non-qualifying derivatives, including credit derivatives and interest rate derivatives used to manage duration.

[3]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar 31 2019		Dec 31 2018		Sept 30 2018		Jun 30 2018		Mar 31 2018
	Amount [1]	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Total investments	$47,895	100.0%	$46,790	100.0%	$46,134	100.0%	$45,648	100.0%	$44,432	100.0%
Asset-backed securities	$968	2.6%	$1,276	3.6%	$1,191	3.3%	$994	2.7%	$911	2.5%
Collateralized loan obligations	1,438	3.9%	1,437	4.0%	1,326	3.7%	1,089	3.0%	1,144	3.2%
Commercial mortgage-backed securities	3,568	9.7%	3,552	9.9%	3,657	10.2%	3,494	9.7%	3,311	9.2%
Corporate	14,403	39.1%	13,398	37.6%	13,492	37.3%	13,349	36.9%	12,634	35.2%
Foreign government/government agencies	882	2.4%	847	2.4%	952	2.6%	1,133	3.1%	1,082	3.0%
Municipal [2]	10,346	28.1%	10,346	29.1%	10,602	29.3%	11,142	30.8%	11,544	32.1%
Residential mortgage-backed securities	3,548	9.7%	3,279	9.2%	3,118	8.5%	3,207	8.9%	3,086	8.6%
U.S. Treasuries	1,666	4.5%	1,517	4.2%	1,828	5.1%	1,786	4.9%	2,212	6.2%
Total fixed maturities, available-for-sale	$36,819	100.0%	$35,652	100.0%	$36,166	100.0%	$36,194	100.0%	$35,924	100.0%
U.S. government/government agencies	$4,847	13.2%	$4,430	12.4%	$4,735	13.1%	$4,722	13.0%	$4,972	13.8%
AAA	6,160	16.7%	6,440	18.1%	6,379	17.6%	6,027	16.7%	5,812	16.2%
AA	7,016	19.0%	6,985	19.6%	7,085	19.6%	7,096	19.6%	6,942	19.3%
A	8,871	24.1%	8,370	23.5%	8,543	23.6%	8,846	24.4%	8,873	24.7%
BBB	8,530	23.2%	8,163	22.9%	8,232	22.8%	8,157	22.5%	7,839	21.8%
BB	926	2.5%	794	2.2%	721	2.0%	822	2.3%	890	2.5%
B	429	1.2%	448	1.2%	446	1.2%	498	1.4%	529	1.5%
CCC	29	0.1%	21	0.1%	23	0.1%	23	0.1%	64	0.2%
CC & below	11	—%	1	—%	2	—%	3	—%	3	—%
Total fixed maturities, available-for-sale	$36,819	100.0%	$35,652	100.0%	$36,166	100.0%	$36,194	100.0%	$35,924	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $7.7 billion in Property & Casualty, $2.5 billion in Group Benefits, and $192 in Corporate as of March 31, 2019.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
MARCH 31, 2019

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$3,744	$3,776	7.9%
Technology and communications	2,101	2,164	4.5%
Utilities	2,024	2,056	4.3%
Consumer non-cyclical	2,014	2,031	4.2%
Capital goods	1,262	1,276	2.6%
Energy [1]	1,170	1,198	2.5%
Consumer cyclical	1,082	1,093	2.3%
Basic industry	697	709	1.5%
Transportation	605	613	1.3%
Other	763	762	1.6%
Total	$15,462	$15,678	32.7%
Top Ten Exposures by Issuer [2]
New York State Dormitory Authority	$247	$260	0.6%
Commonwealth of Massachusetts	211	225	0.5%
New York City Transitional Finance Authority	204	213	0.4%
State of California	202	213	0.4%
Massachusetts St. Development Finance Agency	196	204	0.4%
New York City Municipal Water Finance Authority	175	186	0.4%
Wells Fargo & Company	184	186	0.4%
JP Morgan Chase & Co.	169	170	0.4%
Comcast Corporation	155	164	0.3%
Apple Inc.	149	155	0.3%
Total	$1,892	$1,976	4.1%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds (previously known as "Mutual Funds"), as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consist of the Company's small commercial and middle market lines of business. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and over 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans. On November 1, 2017, Hartford Life and Accident Insurance Company (HLA), a wholly owned subsidiary of the Company, completed the acquisition of Aetna's U.S. group life and disability insurance business through a reinsurance transaction. Aetna's group life and disability revenue and earnings since the acquisition date are included in the operating results of the Company's Group Benefits reporting segment.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category discontinued operations related to the life and annuity business sold in May 2018, reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the new holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, redemptions, net flows, account value, policies in-force, new business, premium retention, policy count retention and renewal earned and written price increases. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, and excluding integration and transaction costs associated with an acquired business) less fee income to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in earnings or losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the underlying performance of the Company’s businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, integration and transaction costs in connection with an acquired business, loss on extinguishment of debt, gains and losses on reinsurance transactions, income tax benefit from reduction in deferred income tax valuation allowance, and results of discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings are net of preferred stock dividends declared since they are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding. Results from discontinued operations are excluded from core earnings for businesses held for sale because such results could obscure trends in our ongoing businesses that are valuable to our investors' ability to assess the Company's financial performance. Net income (loss), net income (loss) available to common stockholders and income from continuing operations, net of tax, available to common stockholders (during periods when the Company reports significant discontinued operations) are the most directly comparable U.S. GAAP measures to core earnings. Income from continuing operations, net of tax, available to common stockholders is net income (loss) available to common stockholders, excluding the income (loss) from discontinued operations, net of tax. Core earnings should not be considered as a substitute for net income (loss), net income (loss) available to common stockholders or income (loss) from continuing operations, net of tax, available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, income (loss) from continuing operations, net of tax, available to common stockholders and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") and income (loss) from continuing operations, net of tax, available to common stockholders per share are the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share or income (loss) from continuing operations, net of tax, available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share, income (loss) from continuing operations, net of tax, available to common stockholders per share and core earnings per share when reviewing our performance.
Book value per diluted share is a U.S. GAAP financial measure that represents a per share assessment of the value of a company's equity. It is calculated by dividing (a) common stockholders' equity by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share to enable investors to assess the value of the Company’s equity. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE") is the most directly comparable U.S. GAAP measure. Net income (loss) ROE is calculated by dividing (a) net income (loss) available to common stockholders for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. Similarly, in this levered view of ROE, preferred stock and related preferred dividends are attributed to the businesses. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return on equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net income (loss) ROE	13.5%	13.7%	(14.0%)	(15.4%)	(19.3%)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	0.5%	(0.9%)	0.8%	0.7%	0.7%
Less: Pension settlement, before tax	—%	—%	—%	—%	(5.0%)
Less: Integration and transaction costs associated with an acquired business, before tax	(0.3%)	(0.4%)	(0.3%)	(0.3%)	(0.2%)
Less: Income tax benefit (expense) on items not included in core earnings	0.3%	0.6%	(6.1%)	(6.1%)	(4.3%)
Less: Income (loss) from discontinued operations, net of tax	1.1%	2.5%	(18.8%)	(18.4%)	(18.4%)
Less: Impact of AOCI, excluded from denominator of core earnings ROE	0.4%	0.3%	0.1%	0.3%	0.1%
Core earnings ROE	11.5%	11.6%	10.3%	8.4%	7.8%

The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss) represents underwriting gain (loss) before current accident year catastrophes and prior accident year development. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. A reconciliation of net income (loss) to underlying underwriting gain (loss) for individual reporting segments is set forth below.
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net income	$482	$59	$349	$383	$404
Less: Net investment income	323	308	311	301	322
Less: Net realized capital gains (losses)	143	(132)	37	50	(9)
Less: Net servicing and other income (expense)	2	(1)	7	3	5
Add back: Income tax expense (benefit)	107	(10)	76	83	92
Underwriting gain (loss)	121	(126)	70	112	178
Add back: Current accident year catastrophes	104	361	169	188	103
Add back: Prior accident year development	(11)	(28)	(60)	(47)	(32)
Underlying underwriting gain	$214	$207	$179	$253	$249

COMMERCIAL LINES

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net income	$363	$253	$289	$372	$298
Less: Net servicing income (loss)	(1)	2	(1)	1	—
Less: Net investment income	259	247	250	242	258
Less: Net realized capital gains (losses)	115	(106)	29	42	(8)
Less: Other income (expense)	(1)	(3)	2	(3)	2
Add back: Income tax expense	79	55	61	83	68
Underwriting gain	70	168	70	173	114
Add back: Current accident year catastrophes	70	37	95	74	69
Add back: Prior accident year development	(10)	(55)	(53)	(73)	(19)
Underlying underwriting gain	$130	$150	$112	$174	$164

PERSONAL LINES

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net income (loss)	$96	$(178)	$51	$6	$89
Less: Net servicing income	3	3	5	4	4
Less: Net investment income	42	39	39	37	40
Less: Net realized capital gains (losses)	19	(17)	5	5	—
Less: Other income (expense)	1	(2)	1	1	(1)
Add back: Income tax expense (benefit)	23	(52)	13	(1)	21
Underwriting gain (loss)	54	(253)	14	(42)	67
Add back: Current accident year catastrophes	34	324	74	114	34
Add back: Prior accident year development	(1)	(11)	(18)	10	(13)
Underlying underwriting gain	$87	$60	$70	$82	$88
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 9, 12 and 16, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing (a) core earnings by (b) revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Hartford Funds segment performance. ROA, core earnings is calculated by dividing (a) core earnings by (b) a daily average AUM.
Net investment income, excluding limited partnerships and other alternative investments is the amount of net investment income earned from invested assets excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Net investment income is the most directly comparable GAAP measure.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Total net investment income	$470	$457	$444	$428	$451
Limited partnerships and other alternative investments ("Limited Partnerships")	56	48	45	39	73
Net investment income excluding limited partnerships and other alternative investments	$414	$409	$399	$389	$378

PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Total net investment income	$323	$308	$311	$301	$322
Limited partnerships and other alternative investments	46	37	35	33	58
Net investment income excluding limited partnerships and other alternative investments	$277	$271	$276	$268	$264

GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Total net investment income	$121	$121	$117	$115	$121
Limited partnerships and other alternative investments	10	11	10	6	15
Net investment income excluding limited partnerships and other alternative investments	$111	$110	$107	$109	$106

Annualized investment yield, excluding limited partnerships and other alternative investments, is the annualized net investment income excluding limited partnerships and other alternative investments divided by the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnership and other alternative invested assets. The company believes that annualized net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Annualized investment yield	4.1%	4.0%	4.0%	3.9%	4.2%
Less: limited partnerships and other alternative investments	0.4%	0.3%	0.3%	0.2%	0.5%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.7%	3.7%	3.7%	3.7%

PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Annualized investment yield	4.2%	4.0%	4.1%	4.0%	4.3%
Less: limited partnerships and other alternative investments	0.4%	0.3%	0.3%	0.2%	0.6%
Annualized investment yield excluding limited partnerships and other alternative investments	3.8%	3.7%	3.8%	3.8%	3.7%

GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Annualized investment yield	4.2%	4.2%	4.1%	4.1%	4.3%
Less: limited partnerships and other alternative investments	0.3%	0.3%	0.2%	0.2%	0.5%
Annualized investment yield excluding limited partnerships and other alternative investments	3.9%	3.9%	3.9%	3.9%	3.8%